Nuveen
Municipal Closed-End
Exchange-Traded
Fund

        ANNUAL REPORT May 31, 2002



SELECT MATURITIES

NIM

[photo of mother and daughter]

[photo of man and wife]



Dependable,
tax-free income
because

IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

THE NUVEEN INVESTOR
SEE PAGE 5

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

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

Dear
SHAREHOLDER

[photo of Timothy R. Schwertfeger]

Timothy R. Schwertfeger
Chairman of the Board

"I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER INFORMATION ELECTRONICALLY ...SEE THE INSIDE FRONT COVER OF THIS REPORT FOR DETAILED INSTRUCTIONS."

I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing monthly tax-free income. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER

Chairman of the Board

June 25, 2002

Nuveen Select Maturities Municipal Fund
(NIM)

Portfolio Manager's
COMMENTS

Portfolio manager John Miller reviews economic and market conditions, key strategies, and the recent performance of the Nuveen Select Maturities Municipal Fund (NIM). John, who has 6 years of experience as an investment professional at Nuveen, assumed management of NIM in December 2001.

--------------------------------------------------------------------------------
[sidebar footnotes]:

1 NIM's' performance is compared with that of the Lehman Brothers 7-Year
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 NIM's total return is compared with the average annualized return of the 11 funds in the Lipper General and Insured (Unleveraged) Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.
--------------------------------------------------------------------------------

WHAT WERE THE MAJOR DRIVERS OF THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended May 31, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the events of September 11, 2001, and the uncertain geopolitical climate that followed also impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many securities perform well. In addition, the trend toward increased issuance remained strong. Looking at the first four months of 2002, new issue supply reached $121 billion, up about 14% over January-May 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies and arbitrage funds, also have been active buyers in the new issue market.

HOW DID NIM PERFORM OVER
THE PAST TWELVE MONTHS?
For the year ended May 30, 2002, the Nuveen Select Maturities Municipal Fund produced a total annual return on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers 7-Year Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.

                          TOTAL RETURN          LEHMAN         LIPPER
           MARKET YIELD         ON NAV   TOTAL RETURN1       AVERAGE2
--------------------------------------------------------------------------------
                                1 YEAR          1 YEAR       1 YEAR
                  TAXABLE-      ENDED           ENDED        ENDED
       5/31/02  EQUIVALENT3     5/31/02         5/31/02      5/31/02
--------------------------------------------------------------------------------
NIM      5.28%     7.54%        -0.06%          6.43%         4.91%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the Performance Overview page in this report.

Over the past twelve months, NIM's performance was affected by several factors. First, the Fund maintained a shorter duration4 than the Lehman index. This positioning would have helped the Fund perform relatively well in a rising interest rate environment, but it also meant that the Fund was likely to underperform when compared with longer duration investments during the generally declining interest rate environment of the past year.

In addition, credit issues involving several individual holdings also influenced NIM's performance. One was Erie County (New York) Industrial Development Agency bonds issued for CanFibre of Lackawanna. These bonds were adversely affected by the bankruptcy filing of the general contractor. We continue to monitor the project very closely and are working diligently to achieve a resolution that we believe will maximize shareholder value. NIM also held bonds issued for the Keystone at Fall Creek Apartments project in Indianapolis, Indiana during the reporting period. This multifamily housing project went into default by falling behind on interest payments. We exited this investment by exercising our rights to sell the apartment building. While this allowed us to reposition the money generated by the sale into better performing assets, the proceeds received from this sale were below the par value of the outstanding bonds. This had an impact on the Fund's performance during this reporting period.

The Fund also holds bonds backed by United and American Airlines. While we believe these carriers are fundamentally sound, the value of these bonds has been impacted by the slowdown in air traffic in the wake of September 11. Until January 2002, the Fund also held natural gas revenue bonds issued by the Energy America of Nebraska. These bonds were negatively affected by the Enron bankruptcy filing. The fall in price of these airline- and ener-gy-backed bonds have had an impact on the Fund's total return during this reporting period.

HOW DID THESE DEVELOPMENTS AND THE GENERAL MARKET ENVIRONMENT AFFECT NIM'S DIVIDEND AND SHARE PRICE?
Over the twelve months ended May 31, 2002, the Fund made two dividend adjustments to reflect the market conditions and credit issues outlined above. In coming months, NIM's dividend will continue to be influenced by the general environment for fixed-income investments as well as by any progress made in resolving the CanFibre and United Airlines situations.

Over the year ended May 31, 2002, the share price of NIM remained relatively stable (see the chart on the Performance Overview page). As of end of the reporting period, the Fund's share price was slightly below its net asset value per share.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE YEAR ENDED MAY 31, 2002? During the period, we worked to reduce call risk within the Fund and improve its dividend-paying capabilities going forward.

In purchasing bonds over this period, we focused on essential services, particularly healthcare providers and utilities. We also found values in the education sector and with several state bonds backed by revenues from the master agreement between the various states and the major tobacco companies.

As noted, NIM had some exposure to airline-backed issues that were affected by the events of September 11. Although these bonds experienced a decline immediately after the terrorist attacks, their valuations have since improved. These bonds have continued to perform, and we are seeing signs of improving conditions at both American and United Airlines. Overall, we continue to be generally positive about the long-term prospects of these carriers.

Call risk within the Fund was reduced during the reporting period, with 26% of the portfolio subject to calls in the next two years. We think this call exposure is very manageable.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NIM IN PARTICULAR? In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and we think new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

We think that NIM's intermediate-term positioning puts the Fund in a favorable position on the municipal yield curve. The Fund is now able to capture about 90% or more of the yield available from a longer-term portfolio while exposing shareholders to less interest rate risk than a longer-term fund. We think this positioning will serve shareholders well in the period ahead, and we believe that as the economy improves and as some of the current concerns within the portfolio are resolved, the Fund is positioned to provide attractive performance for shareholders in the future.

NIM

Nuveen Select Maturities Municipal Fund

Performance
   OVERVIEW As of May 31, 2002



[pie chart data]:

Credit Quality

AAA/U.S. Guaranteed     38
AA                      13
A                       18
BBB                     19
NR                      9
Other                   3




PORTFOLIO STATISTICS
-----------------------------------------------------
Share Price                                 $10.45
-----------------------------------------------------
Net Asset Value                             $10.57
-----------------------------------------------------
Market Yield                                 5.28%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.54%
-----------------------------------------------------
Fund Net Assets ($000)                    $130,959
-----------------------------------------------------
Average Effective Maturity (Years)           11.56
-----------------------------------------------------
Average Duration                              4.88
-----------------------------------------------------


ANNUALIZED TOTAL RETURN (Inception 9/92)
-----------------------------------------------------
                      ON SHARE PRICE        ON NAV
-----------------------------------------------------
1-Year                         1.87%        -0.06%
-----------------------------------------------------
5-Year                         5.56%         3.76%
-----------------------------------------------------
Since Inception                4.48%         5.08%
-----------------------------------------------------


TOP FIVE SECTORS (as a % of total investments)
-----------------------------------------------------
Healthcare                                     22%
-----------------------------------------------------
Utilities                                      18%
-----------------------------------------------------
U.S. Guaranteed                                 8%
-----------------------------------------------------
Long-Term Care                                  8%
-----------------------------------------------------
Education and Civic Organizations               6%
-----------------------------------------------------




[bar chart data]:

2001-2002 Monthly Tax-Free Dividends Per Share2

Jun              $0.0525
Jul               0.0525
Aug               0.0525
Sep               0.0525
Oct               0.0525
Nov               0.0525
Dec               0.051
Jan               0.051
Feb               0.051
Mar               0.046
Apr               0.046
May               0.046



[line chart data]:

Share Price Performance
Weekly Closing Price

6/1/01           $10.9
                  11.06
                  11.13
                  11.03
                  11.19
                  11.17
                  11.16
                  11.19
                  11.01
                  11.1
                  11.44
                  11.51
                  11.3
                  11.35
                  11.4
                  11.36
                  10.91
                  11.05
                  11.04
                  11.11
                  11.09
                  11.15
                  11.46
                  11.76
                  11.31
                  11.31
                  11.18
                  10.89
                  10.75
                  10.67
                  10.7
                  10.62
                  10.95
                  11
                  10.95
                  11.14
                  11.05
                  10.94
                  10.91
                  11.12
                  11
                  10.77
                  10.35
                  10.33
                  10.1
                  10.18
                  10.1
                  10.15
                  10.22
                  10.25
                  10.33
                  10.2
5/31/02           10.45


Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0283 per share.

VI

THE NUVEEN
INVESTOR

[photo of two boys walking]


BOND SURVEILLANCE -
A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.

HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                           (continued on page 7)




     Volume one 2002
     INSIDE
5    Bond Surveillance -
     A High Priority at Nuveen

6    Is it Time to Rethink
     Your Bond Strategy?

7    Many Investors Continue
     to Find Solutions with Professional Advice

8    Fund Reports
     Available Online

8    ETFConnect:
     The Source for All Exchange-Traded Funds

     (C)2002 Nuveen Investments.
     All rights reserved.


[LOGO: NUVEEN Investments]

VI

IS IT TIME TO RETHINK YOUR BOND STRATEGY?

Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.

No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.

[photo of bridge to lighthouse]

[photo of toddlers playing]



The Nuveen Investor Vol 02.1
[LOGO: NUVEEN Investments]

VI

[photo of clouds in sky]

[photo of woman reading with child]


MANY INVESTORS CONTINUE
TO FIND SOLUTIONS WITH
PROFESSIONAL ADVICE

For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.

--------------------------------------------------------------------------------
(continued from page 5)


HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.



The Nuveen Investor Vol 02.1
[LOGO: NUVEEN Investments]

VI

LOOK AHEAD...
FUND REPORTS
AVAILABLE
ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

[graphic of InvestorDelivery.com website]

If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.

[graphic of nuveen.com website]

The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.

ETFCONNECT:
THE SOURCE FOR ALL
EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.

[graphic of eftconnect.com website]





The Nuveen Investor Vol 02.1
[LOGO: NUVEEN Investments]

Nuveen Select Maturities Municipal Fund
(NIM)

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                   YEAR FIRST              PRINCIPAL OCCUPATION(S)              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR APPOINTED    INCLUDING OTHER DIRECTORSHIPS        IN FUND COMPLEX
AND ADDRESS                  WITH THE FUND         AND TERM OF OFFICE      DURING PAST 5 YEARS                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)   Chairman of the       1994                Chairman and Director (since July 1996) of The          129
3/28/49                       Board, President      Term                John Nuveen Company and Nuveen Investments;
333 West Wacker Drive         and Trustee           Indefinite (2)      prior thereto, Executive Vice President
Chicago, IL 60606                                                       and Director of The John Nuveen Company
                                                                        and Nuveen Investments; Director (since
                                                                        1992) and Chairman (since 1996) of Nuveen
                                                                        Advisory Corp. and Nuveen Institutional
                                                                        Advisory Corp.; Chairman and Director (since
                                                                        January 1997) of Nuveen Asset Management, Inc.;
                                                                        Director (since 1996) of Institutional Capital
                                                                        Corporation; Chairman and Director (since 1999)
                                                                        of Rittenhouse Financial Services Inc.; Chief
                                                                        Executive Officer (since September 1999) of
                                                                        Nuveen Senior Loan Asset Management Inc.

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER               Trustee             1997                Private Investor and Management Consultant.             112
8/22/1940                                           Term
333 W. Wacker Drive                                 Indefinite (2)
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN               Trustee             1993                Retired (August 1989) as Senior Vice President          112
7/29/1934                                           Term                of The Northern Trust Company.
333 W. Wacker Drive                                 Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI            Trustee             1994                Retired (2002); formerly, Executive Director            112
1/26/1933                                           Term                (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                                 Indefinite (2)      Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                       President and Chief Executive Officer of
                                                                        Blanton-Peale Institutes of Religion and Health
                                                                        (since December 1990); prior thereto, Vice President,
                                                                        Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS                 Trustee             1991                Adjunct Professor of Business and Economics,            112
4/3/1933                                            Term                University of Dubuque, Iowa; Director, Executive
333 W. Wacker Drive                                 Indefinite (2)      Service Corp. of Chicago (not-for-profit); Director,
Chicago, IL 60606                                                       Hadley School for the Blind (not-for-profit);
                                                                        formerly (1991-2000) Adjunct Professor, Lake Forest
                                                                        Graduate School of Management, Lake Forest, Illinois;
                                                                        prior thereto, Executive Director, Towers Perrin
                                                                        Australia, a management consulting firm; Chartered
                                                                        Financial Analyst; Certified Management Consultant.

9

Nuveen Select Maturities Municipal Fund
(NIM)

TRUSTEES AND OFFICERS (CONTINUED)



                                                   YEAR FIRST              PRINCIPAL OCCUPATION(S)              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR APPOINTED    INCLUDING OTHER DIRECTORSHIPS        IN FUND COMPLEX
AND ADDRESS                  WITH THE FUND         AND TERM OF OFFICE      DURING PAST 5 YEARS                  OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER            Trustee             1997                Senior Partner and Chief Operating Officer,             112
9/24/1944                                           Term                Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                 Indefinite (2)      Miller-Valentine Realty, a development and
Chicago, IL 60606                                                       contract company; Chair, Miami Valley Hospital;
                                                                        Vice Chair, Miami Valley Economic Development
                                                                        Coalition; formerly, Member, Community Advisory
                                                                        Board, National City Bank, Dayton, Ohio; and
                                                                        Business Advisory Council, Cleveland Federal
                                                                        Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE             Trustee             1997                Executive Director, Gaylord and Dorothy                 112
12/29/1947                                          Term                Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 Indefinite (2)      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                       Protection Fund (from 1990 to 1994).





                                                                           PRINCIPAL OCCUPATION(S)              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD      YEAR FIRST ELECTED      INCLUDING OTHER DIRECTORSHIPS        IN FUND COMPLEX
AND ADDRESS                  WITH THE FUND         OR APPOINTED (3)        DURING PAST 5 YEARS                  OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON             Vice President      2002                Vice President (since January 2002), formerly,          129
2/3/1966                                                                Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                                     Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN                 Vice President      2002                Vice President (since January 2002), formerly,          127
11/10/1966                                                              Assistant Vice President, of Nuveen
333 W. Wacker Drive                                                     Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO               Vice President and  1999                Vice President of Nuveen Investments (since             129
11/28/1967                      Treasurer                               January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                                     President (from January 1997); formerly,
Chicago, IL 60606                                                       Associate of Nuveen Investments; Vice President
                                                                        and Treasurer (since September 1999) of Nuveen
                                                                        Senior Loan Asset Management Inc.; Chartered
                                                                        Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. DAVERN               Vice President      1997                Vice President of Nuveen Advisory Corp.                 127
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO                Vice President      2001                Vice President of Nuveen Advisory Corp. (since          129
9/8/1954                                                                August 2001); previously, Vice President of
333 W. Wacker Drive                                                     Van Kampen Investment Advisory Corp.
Chicago, IL 60606                                                       (since 1998); prior thereto, Assistant Vice
                                                                        President of Van Kampen Investment Advisory
                                                                         Corp.




10



                                                                           PRINCIPAL OCCUPATION(S)              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD      YEAR FIRST ELECTED      INCLUDING OTHER DIRECTORSHIPS        IN FUND COMPLEX
AND ADDRESS                  WITH THE FUND         OR APPOINTED (3)        DURING PAST 5 YEARS                  OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER              Vice President      2002                Vice President (since January 2002), formerly           129
9/24/1964                                                               Assistant Vice President and Assistant General
333 W. Wacker Drive                                                     Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                                       Assistant Vice President and Assistant Secretary
                                                                        (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                                        Institutional Advisory Corp.; prior thereto,
                                                                        Associate at the law firm D'Ancona Partners LLC

------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON               Vice President      1998                Vice President of Nuveen Investments; Vice              129
10/24/1945                                                              President (since January 1998) of Nuveen
333 W. Wacker Drive                                                     Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                       Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD           Vice President      1995                Managing Director of Nuveen Advisory Corp. and          127
3/2/1964                                                                Nuveen Institutional Advisory Corp. (since February
333 W. Wacker Drive                                                     2001); prior thereto, Vice President of Nuveen
Chicago, IL 60606                                                       Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY                  Vice President and  1998                Vice President of Nuveen Investments and                129
5/31/1954                       Controller                              (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                                     President (since September 1999) of Nuveen
Chicago, IL 60606                                                       Senior Loan Asset Management Inc.; Certified Public
                                                                        Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL               Vice President      1992                Vice President of Nuveen Advisory Corp.;                127
7/5/1955                                                                Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER                Vice President      1997                Vice President of Nuveen Institutional Advisory         127
3/26/1963                                                               Corp. (since March 1998) and Nuveen Advisory
333 W. Wacker Drive                                                     Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA                 Vice President      1990                Vice President of Nuveen Advisory Corp.                 127
8/21/1957

333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                   Vice President      2000                Vice President (since March 2000) of Nuveen             129
3/22/1963                                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                                     President (since January 1999); prior thereto,
Chicago, IL 60606                                                       Associate of Nuveen Investments; Certified
                                                                        Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN                 Vice President and  1992                Vice President, Assistant Secretary and                 129
7/27/1951                       Assistant Secretary                     Assistant General Counsel of Nuveen
333 W. Wacker Drive                                                     Investments; Vice President and Assistant
Chicago, IL 60606                                                       Secretary of Nuveen Advisory Corp. and Nuveen
                                                                        Institutional Advisory Corp.; Vice President and
                                                                        Assistant Secretary of The John Nuveen
                                                                        Company and Nuveen Asset Management, Inc.;
                                                                        Vice President and Assistant Secretary (since
                                                                        September 1999) of Nuveen Senior Loan Asset
                                                                        Management Inc.




11

Nuveen Select Maturities Municipal Fund
(NIM)

Trustees AND OFFICERS (CONTINUED)



                                                                           PRINCIPAL OCCUPATION(S)              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD      YEAR FIRST ELECTED      INCLUDING OTHER DIRECTORSHIPS        IN FUND COMPLEX
AND ADDRESS                  WITH THE FUND         OR APPOINTED (3)        DURING PAST 5 YEARS                  OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV             Vice President      1996                Managing Director (since September 1997), previously    129
7/7/1965                                                                Vice President of Nuveen Advisory Corp. and
333 W. Wacker Drive                                                     Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                                       Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY         Vice President      2002                Vice President (since January 2002), formerly,          127
9/4/1960                                                                Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                                     Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING, JR.         Vice President      1982                Vice President of Nuveen Advisory Corp. and             127
7/31/1951                                                               Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                                     Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN            Vice President and  1992                Managing Director (since January 2002; formerly         129
9/9/1956                        Secretary                               Vice President), Assistant Secretary and
333 W. Wacker Drive                                                     Associate General Counsel, formerly Assistant
Chicago, IL 60606                                                       General Counsel, of Nuveen Investments;
                                                                        Managing Director (since January 2002; formerly Vice
                                                                        President) and Assistant Secretary of Nuveen
                                                                        Advisory Corp. and Nuveen Institutional
                                                                        Advisory Corp.; Vice President and Assistant
                                                                        Secretary of The John Nuveen Company;
                                                                        Managing Director (since January 2002; formerly Vice
                                                                        President) and Assistant Secretary (since September
                                                                        1999) of Nuveen Senior Loan Asset Management Inc.;
                                                                        Chartered Financial Analyst.




(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2)  Trustees serve an indefinite term until his/her successor is elected.

(3)  Officers serve one year terms through July of each year.

REPORT OF
      INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2002, by correspondence with the custodian and brokers, or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 2002, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
June 28, 2002


                  Nuveen Select Maturities Municipal Fund (NIM)

                      Portfolio of INVESTMENTS May 31, 2002



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.9%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue              12/11 at 101.00         Aa1  $  1,976,800
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,           1/12 at 101.00          A-        518,580
                 Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.7%

        2,470   Arizona Educational Loan Marketing Corporation, Educational             9/02 at 101.00          Aa2     2,511,150
                 Loan Revenue Bonds, 6.375%, 9/01/05
                 (Alternative Minimum Tax)

        3,600   Phoenix Industrial Development Authority, Arizona, Statewide            4/08 at 101.50          AAA     3,905,712
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   Winslow Industrial Development Authority, Arizona, Hospital             No Opt. Call            N/R     1,100,829
                 Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.4%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,            6/02 at 101.00          A         779,379
                 Series 1992A-2 (Subordinate), 6.750%,
                 6/01/06 (Alternative Minimum Tax)

        1,000   City of Fort Smith, Arkansas, Water and Sewer Revenue                   10/11 at 100.00         AAA     1,039,950
                 Refunding Construction Bonds,
                 Series 2002A, 5.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.3%

        1,500   Colorado Educational and Cultural Facilities Authority, Charter         7/12 at 100.00          BBB     1,464,810
                 School Revenue Bonds (DCS Montessori Project, Douglas
                 County School District RE-1), Series 2002A, 6.000%, 7/15/22

        1,000   Denver Health and Hospital Authority, Colorado, Healthcare              12/11 at 100.00         BBB+    1,008,280
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

          442   El Paso County, Colorado, Single Family Mortgage Revenue                No Opt. Call            Aaa       470,356
                 Tax-Exempt Refunding Bonds, Series 1992A,
                 Class A-2, 8.750%, 6/01/11

        5,875   Northwest Parkway Public Highway Authority, Colorado, Revenue           6/11 at 38.04           AAA     1,309,185
                 Bonds, Senior Series 2001B, 0.000%, 6/15/27

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue            No Opt. Call            AAA     1,167,050
                 Bonds (Keystone Resorts Management, Inc. Project),
                 Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Hospital Revenue             11/11 at 100.00         A3      2,848,016
                 Bonds, Series 2001A, 5.600%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.7%

          970   Eastern Connecticut Resource Recovery Authority, Solid Waste            1/03 at 102.00          BBB       900,810
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.3%

                District of Columbia, General Obligation Refunding Bonds,
                Series 1993A:
          900    6.000%, 6/01/07                                                        No Opt. Call            AAA     1,008,738
        4,105    6.000%, 6/01/07                                                        No Opt. Call            AAA     4,577,568


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.8%

        3,500   Hillsborough County Industrial Development Authority, Florida,          11/02 at 103.00         A1      3,619,035
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.3%

          405   Atlanta Urban Residential Finance Authority, Georgia, Revenue           No Opt. Call        N/R***        425,023
                 Bonds (Landrum Arms Project), Series 1994,
                  6.750%, 7/01/04





14



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.7%

$       2,195   Chicago Metropolitan Housing Development Corporation, Illinois,         7/03 at 100.00          AAA  $  2,210,277
                 Housing Development Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loan Section 8 Assisted Project), Series 1993B,
                 5.700%, 1/01/13

        3,450   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call            N/R     1,822,946
                 Special Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

          170   City of Danville, Vermilion County, Illinois, Single Family Mortgage    11/03 at 102.00         A1        174,726
                 Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

        2,000   Illinois Development Finance Authority, Revenue Refunding Bonds         4/10 at 102.00          BBB     2,004,280
                 (Olin Corporation Project), Series 1993D, 6.750%, 3/01/16

        5,000   Illinois Development Finance Authority, Revenue Bonds (Greek            4/11 at 105.00          Aaa     5,901,100
                 American Nursing Home Project), Series 2000A,
                 7.600%, 4/20/40

        1,915   Illinois Development Finance Authority, Child Care Facility             9/02 at 102.00          N/R     1,961,860
                 Revenue Bonds (Illinois Facilities Fund Project),
                 Series 1992, 7.400%, 9/01/04

        1,165   Illinois Health Facilities Authority, Revenue Refunding Bonds           8/09 at 101.00          A-      1,137,681
                 (Silver Cross Hospital and Medical Centers), Series 1999,
                 5.500%, 8/15/19

        1,555   Illinois Housing Development Authority, Section 8 Elderly               11/02 at 102.00         A       1,597,965
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.625%, 11/01/07

        1,000   Illinois Educational Facilities Authority, Student Housing Revenue      5/12 at 101.00         Baa2     1,049,060
                 Bonds (Educational Advancement Foundation Fund - University
                 Center Project), Series 2002, 6.625%, 5/01/17

          185   City of Rock Island, Illinois, Residential Mortgage Revenue             9/02 at 102.00          Aa2       189,150
                 Refunding Bonds, Series 1992, 7.700%, 9/01/08


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        1,305   Elkhart County Hospital Authority, Indiana, Hospital Revenue            7/02 at 102.00          A1      1,336,216
                 Bonds (Elkhart General Hospital, Inc.), Series 1992,
                  7.000%, 7/01/08

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call            AA      1,123,820
                 Revenue Bonds, Series 1992D, 6.600%, 2/01/07


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2%

        1,800   Tobacco Settlement Authority, Iowa, Tobacco Settlement                  6/11 at 101.00          A1      1,595,826
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.7%

        3,500   Wichita, Kansas, Hospital Revenue Refunding and Improvement             11/11 at 101.00         A+      3,489,535
                 Bonds (Via Christi Health System), 2001 Series III,
                 5.500%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.4%
        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call            BBB-    2,061,520
                 Bonds (Woodside Apartments Project), Series 1994, 7.450%,
                 12/01/24 (Alternative Minimum Tax) (Mandatory put 12/01/03)

        1,100   Maryland Energy Financing Administration, Limited Obligation            9/05 at 102.00          N/R     1,133,055
                 Cogeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.7%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call            BBB       917,720
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1992A Remarketing, 4.850%, 12/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.8%

        2,551   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call            Baa2    2,573,214
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07

          470   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call            BBB-      470,620
                 Center Revenue Bonds, Series 1988A Refunding,
                 8.125%, 8/15/12

          600   Michigan State Hospital Finance Authority, Hospital Revenue             1/06 at 102.00          Baa3      601,062
                 Refunding Bonds (Sinai Hospital), Series 1995,
                 6.625%, 1/01/16




15



            Nuveen Select Maturities Municipal Fund (NIM) (continued)

                      Portfolio of INVESTMENTS May 31, 2002



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.8%

$       1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call            A    $  1,106,410
                 Bonds, Series 2000A, 7.000%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.8%

        5,000   Erie County Industrial Development Agency, New York, Solid              12/10 at 103.00         N/R     1,712,500
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13
                 (Alternative Minimum Tax)#

        1,805   New York State Medical Care Facilities Finance Agency,                  2/06 at 102.00          AA+     1,947,505
                 FHA-Insured Mortgage Hospital and Nursing Home
                 Revenue Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water                  No Opt. Call            AAA     2,639,730
                 Treatment Plant Bonds, Series 1994, 8.500%, 11/01/07
                  (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 6.4%

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,          11/02 at 102.00         Baa1    2,051,540
                 Hospital Facilities Revenue Bonds (Summa Health System
                 Project), Series 1992, 6.250%, 11/15/07

        3,000   Hamilton County, Ohio, Hospital Facilities Revenue Refunding            No Opt. Call            A***    3,258,810
                 Bonds (Bethesda Hospital, Inc.), Series 1992A,
                 6.250%, 1/01/06

        1,970   Ohio Water Development Authority, Revenue Bonds (USA Waste              9/02 at 102.00          N/R     2,013,123
                 Services), Series 1992, 7.750%, 9/01/07
                 (Alternative Minimum Tax)

        1,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue              12/02 at 102.00         AAA     1,036,650
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.9%

        1,000   Oklahoma Industries Authority, Health System Revenue Refunding          8/06 at 102.00          AAA     1,015,650
                 Bonds (Obligated Group consisting of INTEGRIS Baptist
                 Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
                 Corporation and INTEGRIS Rural Health, Inc.), Series 1995D,
                 5.000%, 8/15/14

        4,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue        12/08 at 100.00         BB      4,136,670
                 Refunding Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                  (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.7%

        1,500   Pennsylvania Economic Development Financing Authority, Resource         12/04 at 102.00         BBB-    1,566,270
                 Recovery Revenue Bonds (ColverProject), Series 1994D, 7.150%,
                 12/01/18 (Alternative Minimum Tax)

        3,800   Pennsylvania Higher Educational Assistance Agency, Student Loan         7/03 at 102.00          AAA     3,890,744
                 Revenue Bonds, Series 1988D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

        1,620   Pennsylvania Higher Educational Facilities Authority, College and       No Opt. Call            Aaa     1,949,006
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.4%

        1,250   South Carolina Jobs and Economic Development Authority, Hospital        No Opt. Call            BBB     1,335,463
                 Improvement Revenue Bonds (Palmetto Health Alliance),
                 Series 2000A, 7.000%, 12/15/10

          500   Tobacco Settlement Revenue Management Authority, South                  5/11 at 101.00          A1        493,405
                 Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.5%

        2,000   Shelby County Health, Educational and Housing Facility Board,           9/12 at 100.00          BBB+    2,018,840
                 Tennessee, Hospital Revenue Bonds (Methodist Healthcare),
                 Series 2002, 6.000%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.4%

          500   Austin-Travis County, Texas, MHMR Center Revenue Bonds                  3/05 at 101.00          AAA       546,480
                 (Mental Health and Mental Retardation Center Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15

          500   Brazos River Harbor Navigation District, Braoria County, Texas,         5/12 at 101.00          A         503,685
                 Environmental Facilities Revenue Bonds (Dow Chemical
                 Company Project), 2002 Series A-6, 6.250%, 5/15/33
                 (Alternative Minimum Tax) (Mandatory put 5/15/17)

          425   City of Galveston Property Finance Authority, Inc., Texas, Single       9/02 at 102.00          A3        438,944
                 Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          870   Gulf Coast, Texas, Community MHMR Centers Revenue Bonds                 3/05 at 101.00          AAA       950,875
                 (Mental Health and Mental Retardation Center Facilities
                 Acquisition Program), Series 1995C, 6.500%, 3/01/15




16


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,500   Navigation District No. 1 of Matagorda County, Texas, Pollution         No Opt. Call            BBB+  $ 3,522,155
                 Control Revenue Refunding Bonds (Central Power and Light
                 Company), Series 2001A, 4.550%, 11/01/29
                 (Mandatory put 11/01/06)

          900   Tom Green County Health Facilities Development Corporation,             No Opt. Call            Baa3      923,814
                 Texas, Hospital Revenue Bonds (Shannon Health System
                 Project), Series 2001, 5.600%, 5/15/06

          700   Travis County Health Facilities Development Corporation, Texas,         11/03 at 102.00         Aaa       748,958
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Daughters of Charity Health Services of
                 Austin), Series 1993B, 5.900%, 11/15/07

          680   Tri-County, Texas, MHMR Services Revenue Bonds (Mental Health           3/05 at 101.00          AAA       743,213
                 and Mental Retardation Center Facilities Acquisition Program),
                 Series 1995-E, 6.500%, 3/01/15


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        2,055   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding       No Opt. Call            N/R     2,029,867
                 Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.6%

        2,000   Hampton Redevelopment and Housing Authority, Virginia,                  7/02 at 104.00          A-1+    2,085,620
                 Multifamily Housing Revenue Refunding Bonds (Chase
                 Hampton II Apartments), Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.7%

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
          160    7.000%, 7/01/07                                                        No Opt. Call            Aa1       184,136
        1,340    7.000%, 7/01/07                                                        No Opt. Call          Aa1***    1,567,840
       1,870     7.000%, 7/01/08                                                        No Opt. Call            Aa1     2,173,482
        1,130    7.000%, 7/01/08                                                        No Opt. Call          Aa1***    1,337,163

        7,000   Washington Public Power Supply System, Nuclear Project No. 3            No Opt. Call            Aa1     6,067,950
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 3.5%

        2,000   County Commission of Harrison County, West Virginia, Solid Waste        8/04 at 102.00          AAA     2,170,820
                 Disposal Revenue Bonds (West Penn Power Company Project),
                 Series 1994C, 6.750%, 8/01/24 (Alternative Minimum Tax)

        2,450   South Charleston, West Virginia, Industrial Development Revenue         8/02 at 100.00          A       2,462,226
                 Bonds (Union Carbide Chemicals and Plastics), Series 1990A,
                  8.000%, 8/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.6%

        3,500   Wisconsin Health and Educational Facilities Authority, Revenue          2/03 at 102.00          AAA     3,655,120
                 Bonds (Sisters of the Sorrowful Mother Ministry Corporation),
                 Series 1993A, 6.125%, 8/15/13

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue          7/11 at 100.00          A-      1,020,629
                 Bonds (Agnesian Healthcare Inc.), Series 2001, 6.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------

$     134,683   Total Investments (cost $129,994,931) - 98.7%                                                         129,288,197
------------------------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - 1.3%                                                                   1,670,423
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                 $  130,958,620
------------------------------------------------------------------------------------------------------------------------------------

                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                     N/R    Investment is not rated.



See accompanying notes to financial statements.


Statement of ASSETS AND LIABILITIES May 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                                                                   $129,288,197
 Receivables:
   Interest                                                                                                                2,395,162
   Investments sold                                                                                                            3,665
 Other assets                                                                                                                 11,780
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                       131,698,804
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                                                               29,177
 Accrued expenses:
   Management fees                                                                                                            55,395
   Other                                                                                                                      85,443
 Dividends payable                                                                                                           570,169
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                      740,184
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                              $130,958,620
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                                                                        12,394,977
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share outstanding (net assets divided by shares outstanding)                                        $      10.57
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
 Common shares, $.01 par value per share                                                                                $    123,950
 Paid-in surplus                                                                                                         138,316,568
 Undistributed (Over-distribution of) net investment income                                                                (240,437)
 Accumulated net realized gain (loss) from investment transactions                                                       (6,534,727)
Net unrealized appreciation (depreciation) of investments                                                                  (706,734)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                              $130,958,620
------------------------------------------------------------------------------------------------------------------------------------


                         See accompanying notes to financial statements.


Statement of OPERATIONS Year Ended May 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                                        $ 7,987,957
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                                                                                             674,605
 Shareholders' servicing agent fees and expenses                                                                              26,410
 Custodian's fees and expenses                                                                                                44,429
 Trustees' fees and expenses                                                                                                   1,811
 Professional fees                                                                                                            54,881
 Shareholders' reports - printing and mailing expenses                                                                        59,352
 Stock exchange listing fees                                                                                                  28,191
 Investor relations expense                                                                                                   28,876
Other expenses                                                                                                                 9,212
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                                                   927,767
   Custodian fee credit                                                                                                     (10,079)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                 917,688
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                      7,070,269
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investment transactions                                                                   (6,247,761)
 Change in net unrealized appreciation (depreciation) of investments                                                       (969,471)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                         (7,217,232)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                                    $ (146,963)
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


Statement of CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED           YEAR ENDED
                                                                                                       5/31/02              5/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                                                              $  7,070,269        $  7,734,751
 Net realized gain (loss) from investment transactions                                                (6,247,761)            308,404
 Change in net unrealized appreciation (depreciation) of investments                                    (969,471)            412,312
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                   (146,963)          8,455,467
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From and in excess of net investment income                                                          (7,506,788)        (7,799,896)
From accumulated net realized gains from investment transactions                                        (350,621)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                             (7,857,409)        (7,799,896)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                         158,873                  --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                                                                (7,845,499)            655,571
Net assets at the beginning of year                                                                  138,804,119         138,148,548
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                       $130,958,620        $138,804,119
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year                       $   (240,437)       $    113,183
------------------------------------------------------------------------------------------------------------------------------------


                         See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2002, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2002, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2002.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy

As required, effective June 1, 2001, the Fund has adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began accreting taxable market discounts on debt securities. Prior to June 1, 2001, the Fund did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset value of the Fund, but resulted in an increase in the cost of securities and a corresponding increase in net unrealized depreciation of $82,899, based on securities held by the Fund on June 1, 2001.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended May 31, 2002, was to increase investment income with a corresponding increase in net unrealized depreciation by $18,704.

This change had no material effect on the Financial Highlights for the fiscal year ended May 31, 2002.

2. FUND SHARES
During the fiscal year ended May 31, 2002, 14,191 shares were issued to shareholders due to reinvestment of distributions. There were no such transactions during the fiscal year ended May 31, 2001.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0440 per share from its tax-exempt net investment income which was paid on July 1, 2002, to shareholders of record on June 15, 2002.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the fiscal year ended May 31, 2002, aggregated $64,646,825 and $69,939,906, respectively. Purchases and sales (including maturities) of investments in short-term securities for the fiscal year ended May 31, 2002, aggregated $1,500,000 and $1,500,000, respectively.

5. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of May 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount and timing differences in recognizing certain gains and losses on security transactions.

The cost of investments owned was $136,418,382.

The net unrealized depreciation of investments aggregated $7,130,185 of which $4,977,076 related to appreciated securities and $12,107,261 related to depreciated securities.

The tax components of undistributed net investment income and realized gains at May 31, 2002, were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income                                   $137,678
Undistributed ordinary income *                                      4,729
Undistributed long-term capital gains                                   --
--------------------------------------------------------------------------------


The tax character of distributions paid during the fiscal year ended May 31, 2002, were as follows:

--------------------------------------------------------------------------------

Distributions from tax-exempt income                            $7,506,788
Distributions from ordinary income *                                    --
Distributions from long-term capital gains                         349,903
--------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.


At May 31, 2002, the Fund had an unused capital loss carryforward of $14,922 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     MANAGEMENT FEE
----------------------------------------------------------------------------
For the first $125 million                                       .5000 of 1%
For the next $125 million                                        .4875 of 1
For the next $250 million                                        .4750 of 1
For the next $500 million                                        .4625 of 1
For the next $1 billion                                          .4500 of 1
For net assets over $2 billion                                   .4375 of 1
----------------------------------------------------------------------------


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. INVESTMENT COMPOSITION
At May 31, 2002, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:

-----------------------------------------------------------------------------
Basic Materials                                                            4%
Consumer Staples                                                           4
Education and Civic Organizations                                          6
Healthcare                                                                22
Housing/Multifamily                                                        6
Housing/Single Family                                                      4
Long-Term Care                                                             8
Tax Obligation/General                                                     6
Tax Obligation/Limited                                                     4
Transportation                                                             6
U.S. Guaranteed                                                            8
Utilities                                                                 18
Other                                                                      4
-----------------------------------------------------------------------------
                                                                         100%
-----------------------------------------------------------------------------


In addition, 30% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

           Selected data for a share outstanding throughout each year:



                                          INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                  ----------------------------------   -------------------------------------
                                    FROM AND         NET
                                   IN EXCESS   REALIZED/
                        BEGINNING     OF NET  UNREALIZED                       NET                              ENDING     ENDING
                        NET ASSET INVESTMENT  INVESTMENT                INVESTMENT     CAPITAL               NET ASSET    MARKET
                            VALUE     INCOME GAIN (LOSS)       TOTAL        INCOME       GAINS       TOTAL       VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2002                   $11.21       $.57       $(.57)        $--        $(.61)       $(.03)      $(.64)     $10.57   $10.4500
    2001                    11.16        .62         .06         .68         (.63)          --        (.63)      11.21    10.8700
    2000                    11.84        .63        (.59)        .04         (.62)        (.10)       (.72)      11.16    10.1875
    1999                    11.95        .61        (.07)        .54         (.61)        (.04)       (.65)      11.84    11.5625
    1998                    11.70        .61         .29         .90         (.61)        (.04)       (.65)      11.95    11.4375
------------------------------------------------------------------------------------------------------------------------------------




                        TOTAL RETURNS                                   RATIOS/SUPPLEMENTAL DATA
                -------------------------   ----------------------------------------------------------------------------------------
                                                                  BEFORE CREDIT                AFTER CREDIT*
                                                         ---------------------------   ---------------------------
                                                                        RATIO OF NET                 RATIO OF NET
                                                             RATIO OF     INVESTMENT      RATIO OF     INVESTMENT
                                 BASED ON        ENDING   EXPENSES TO      INCOME TO   EXPENSES TO      INCOME TO         PORTFOLIO
                     BASED ON   NET ASSET    NET ASSETS       AVERAGE        AVERAGE       AVERAGE        AVERAGE          TURNOVER
                MARKET VALUE+      VALUE+          (000)   NET ASSETS     NET ASSETS    NET ASSETS     NET ASSETS              RATE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2002                 1.87%      (.06)%     $130,959              .69%          5.23%          .68%          5.23%            48%
    2001                13.15       6.19        138,804              .64           5.50           .61           5.53             35
    2000                (5.48)       .43        138,149              .61           5.48           .61           5.49              6
    1999                 6.87       4.64        146,630              .63           5.14           .62           5.15             31
    1998                12.60       7.85        147,842              .65           5.17           .65           5.17             13
------------------------------------------------------------------------------------------------------------------------------------


*    After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.



                         See accompanying notes to financial statements.

26-27 spread

BUILD YOUR WEALTH AUTOMATICALLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS
ALL IT TAKES TO
SET UP YOUR
REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

FUND INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787


LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve months ended May 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

[photo of John Nuveen, Sr.]

John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

[LOGO: NUVEEN Investments]


Nuveen Investments o 333 West Wacker Drive

Chicago, IL 60606 o www.nuveen.com                                  FAN-1-5-02